UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2012

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Cognizant Technology Solutions Corporation’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held at the Company’s headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey, on Tuesday, June 5, 2012. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of three (3) Class III directors to serve until the 2015 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

•	the advisory vote on the compensation of the Company’s named executive officers;

•

an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and an amendment and restatement of the Company’s Amended and Restated By-laws, as amended (the “By-laws”), to provide holders of twenty-five (25%) of the Company’s outstanding shares of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), upon satisfaction of certain conditions, the power to call a special meeting of stockholders;

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; and

•	a stockholder proposal to declassify the Company’s Board of Directors and provide for the annual election of all Directors.

At the close of business on April 9, 2012, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 304,422,711 shares of the Company’s Class A Common Stock, outstanding and entitled to vote at the Annual Meeting. The holders of 271,579,026 shares of the Company’s Class A Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the Class III directors were reelected and all other proposals submitted to stockholders were approved.

Proposal 1. Election of Directors

The vote with respect to the election of the Class III directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Francisco D’Souza	245,203,515	7,945,409	202,701	18,227,401
John N. Fox, Jr.	245,811,120	7,333,579	206,926	18,227,401
Thomas M. Wendel	244,336,495	8,807,080	208,050	18,227,401

Proposal 2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

The vote with respect to the advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
245,077,757	6,941,713	1,332,155	18,227,401

Proposal 3. Amendment to the Company’s Certificate of Incorporation and Amendment and Restatement of the Company’s By-laws

The vote with respect to the amendment to the Company’s Certificate of Incorporation and the amendment and restatement of the Company’s By-laws, to provide holders of twenty-five percent (25%) of the Company’s outstanding shares of Class A Common Stock, upon satisfaction of certain conditions, the power to call a special meeting of stockholders, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
270,109,226	1,095,879	373,921	0

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
268,436,433	2,937,759	204,834	0

Proposal 5. Stockholder Proposal to Declassify the Company’s Board of Directors and Provide for the Annual Election of all Directors

The vote with respect to the stockholder proposal to declassify the Company’s Board of Directors and provide for the annual election of all Directors was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
230,882,078	22,146,103	323,444	18,227,401

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment to Restated Certificate of Incorporation, as amended, dated June 5, 2012.

3.2	Amended and Restated By-laws of the Company, as amended, dated June 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY
SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Senior Vice President, General Counsel and Secretary

Date: June 6, 2012